EXHIBIT 10.1 - Supervisory Agreement

          This Supervisory Agreement (Agreement) is made and is effective this 17th day of April, 2000 (Effective Date), by and between Algiers Homestead Association New Orleans, Louisiana (Association), a stock-chartered savings association, having its main office located in New Orleans, Louisiana; the Louisiana Office of Financial Institutions
          (OFI), having its main office located in Baton Rouge, Louisiana, acting through its Acting Commissioner or her/his designee (Acting Commissioner); and the Office of Thrift Supervision (OTS), an office within the United States Department of the Treasury, having its principal executive offices located at 1700 0 Street, N.W., Washington1 D.C., acting through its Midwest Regional Director or his/her designee (Regional Director).

          WHEREAS, OTS is the primary federal regulator of the Association, and OFI is the primary state regulator of the Association; and

          WHEREAS, based on the Report of Examination dated November 29, 1999
(ROE), OTS and OFI are of the opinion that the Association has engaged in acts and practices that: (i) have resulted in violations of certain of the laws or regulations to which the Association is subject; and (ii) are considered to be unsafe and unsound; and

          WHEREAS, OTS and OFI are of the opinion that grounds exist for the initiation of administrative proceedings against the Association; and

          WHEREAS, OTS and OFI are of the view that it is appropriate to take measures intended to ensure that the Association will: (i) comply with all applicable laws and regulations, and (ii) engage in safe and sound practices; and

          WHEREAS, the Association, acting through its Board of Directors (Board), and without admitting or denying any violations of laws or regulations and/or unsafe and unsound practices, wishes to cooperate with OTS and OFI and to evidence its intent to:
(i) comply with all applicable laws and regulations, and (ii) engage in safe and sound practices.

          NOW THEREFORE, in consideration of the above premises, the mutual undertakings set forth herein, the parties hereto agree as follows:

          COMPLIANCE WITH LAWS. REGULATIONS & SAFE AND SOUND PRACTICES
          ------------------------------------------------------------

1.        Compliance with Regulations
          ---------------------------

          The Association shall take all necessary and appropriate actions to achieve and maintain compliance with the following:

               (a) Section 5(v) of the Home Owners' Loan Act (HOLA), 12 U.S.C. Section

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                1464(v) (regarding reports of condition);

               (b)  Section 560.170 of the OTS Regulations, 12 C.F.R. Section
                    560.170 (regarding records for lending transactions);

               (c)  Section 562.1 of the OTS Regulations, 12 C.F.R. Section
                    562.1 (regarding regulatory reporting requirements);

               (d) Section 562.2 of OTS Regulations, 12 C.F.R. Section 562.2 (regarding regulatory reporting standards);

               (e)  Section 563.41 of the OTS Regulations, 12 C.F.R. Section
                    563.41 (regarding loans and other transactions with affiliates and subsidiaries);

               (f)  Section 563.42 of the OTS Regulations, 12 C.F.R. Section
                    563.42 (regarding additional standards applicable to transactions with affiliates and subsidiaries);

               (g)  Section 563.161 of OTS Regulations, 12 C.F.R. Section
                    563.161 (regarding management and financial policies/compensation);

               (h) Section 563.170(c) of OTS Regulations, 12 C.F.R. Section 563.170(c) (regarding establishment and maintenance of records);

               (i) The Truth in Lending Act (TILA), 15 U.S.C. Section 1601, et seq., as implemented by Regulation Z, 12 C.F.R. Part 226; and

               Louisiana Revised Statute 9:3572.6(B) (regarding truth-in-lending disclosures).

                              CORRECTIVE PROVISIONS

2.        Board Review and Corrective Action
          ----------------------------------

          (a) By July 1, 2000, the Board shall appoint a new chief executive officer and at least two new directors who are acceptable to OTS and OFI. Efforts to locate and appoint these individuals must be documented and maintained at the Association, and provided to OTS and OFI upon request. Prior to the appointment of the new chief executive officer and directors, the Association and its Board shall submit a notice of such proposed employment or appointment, in accordance with the requirements of Section 32 of the Federal Deposit Insurance Act
                 (FDIA), 12 U.S.C. Section 1831i, and Section 563, Subpart H of the OTS Regulations, 12 C.F.R. Section 563.550, et sen.

          (b) By April 31, 2000, the Board shall appoint, a compliance officer or establish a compliance committee for the purpose of ensuring that all supervisory and operational issues are resolved in a timely manner. The person serving as compliance officer, or persons serving on the compliance committee, must be selected from directors who are not officers or employees of the Association; and

          (c) The Board at all times must maintain complete and accurate minutes of its meetings and make those minutes available to OTS and/or OF] upon their request. All deliberations and actions taken by the Board that are related to


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               Paragraphs 2, 3, 4, 5, 6, 7, 8, and 9 of this Agreement must be reflected in the Board meeting minutes.

3.        Business Plan and Budget
          ------------------------

          Within 60 days of appointing a new chief executive officer, the Board and the Association's management shall adopt and submit for non-objection by the Regional Director and the Acting Commissioner a revised three-year business plan (Business Plan) that, at a minimum, addresses:

               (a)  current operating conditions with future projections;

               (b) short-term, intermediate, and long-range goals, objectives, and strategies;

               (c) a comparison of projected to actual performance performed on a quarterly basis;

               (d) realistic strategies to restore profitability and enhance earnings performance;

               (e) specifically how the Association's net interest margin will be improved and how non-interest expense (overhead) will be controlled; and

               (f)  a realistic timetable for a return to profitability.

          Once the Business Plan is approved, the Association must operate within the parameters of its Business Plan. The Board and the Association's management shall prepare written variance reports at least quarterly which will be maintained at the Association, to monitor whether projections are being achieved and whether the Business Plan's goals need revising. The Board shall submit to the Regional Director and the Acting Commissioner for non-objection any material revisions to the Business Plan.

4.        Commercial and Consumer Lending Policies
          ----------------------------------------

          Within 60 days of appointing a new chief executive officer, the Board and the Association's management shall adopt and submit for non-objection by the Regional Director and the Acting Commissioner written policies and procedures to address commercial and consumer lending (Policies) that, at a minimum, address:

               (a) all aspects of, and regulatory requirements related to, commercial and consumer lending in which the Association engages or plans to engage;

               (b) compliance with consumer lending laws in accordance with the requirements of TILA, 15 U.S.C. Section 1601, et seo as implemented by Regulation Z, 12 C.F.R. Part 226; OTS Regulatory Bulletin 32-17, dated January 14, 2000; and of the Louisiana Consumer Credit Law, in particular Louisiana Revised Statute 9:3572.6(B); and

               (c) requirements for proper underwriting and complete and accurate documentation for all loans, in accordance with the requirements of Section 560, Subpart B of the OTS Regulations, 12 C.F.R. Section 560 93 et sea.




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               18 560.170 of the OTS Regulations, 12 C.F.R. Section 560.170;
               Section 562.1 of the OTS Regulations, 12 C.F.R. Section 562.1; and Appendix A.ll.C. and A.ll.D. of Part 570 of the OTS Regulations, 12 C.F.R. Part 570;

          The Board shall submit to the Regional Director and the Acting Commissioner for non-objection any material revisions to the Policies.

5.        Recordkeeping and Reporting
          ---------------------------

          (a) The Board and Association's management shall maintain accurate and complete records of all Association business transactions, policies, and procedures in a current and readily available format, in accordance with the requirements of Sections 560.170, 562.1, and 563.170(c) of the OTS Regulations, 12 C.F.R. Sections 560.170, 562.1, and 563.170(c).

          (b) The Board shall review all Association policies and procedures on at least an annual basis and maintain complete and accurate Board meeting minutes regarding adoption, implementation, and revision of those policies and procedures.

          (c) The Association shall maintain adequate and accurate financial records in accordance with the requirements of Sections 562.1 and
              563.170 of the OTS Regulations, 12 C.F.R. Sections 562.1 and 563.170, supporting internal asset classifications, loan delinquencies, categorization of loans, and expense allocations, in a current and readily available format.

6.        Changes in Directors or Executive Officers: Terms of Employment and
          -------------------------------------------------------------------
Golden Parachute Payments
-------------------------

          (a) As required by Section 32 of the FOIA, 12 U.S.C. Section 1831i, and Section 563, Subpart H of the OTS Regulations, 12 C.F.R.
              Section 563 550 et sea., the Association shall provide to OTS and OFI at least 30 days prior written notice of any changes to its directorate or executive officer staff before the employment becomes effective.

          (b) Pursuant to OTS Regulatory Bulletin 27a, dated March 5, 1993, the Association shall not enter into, renew, extend, or revise any contractual arrangement related to compensation or benefits with any director or senior executive officer of the Association or any subsidiary thereof, unless it first (i) provides a minimum of 30 days advance notice of a proposed transaction; and (ii) receives a written notice of non-objection from the Regional Director, after submitting a copy of the contract for his review.

          (c) The Association shall not make any "golden parachute payment", as that term is defined in Section 18(k) of the FOIA, 12 U.S.C.
              Section 1828(k), and


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               as it may be further defined in regulations adopted by the
               Federal Deposit Insurance Corporation (FDIC) under that authority, unless it first: (i) provides a minimum of 30 days advance notice of a proposed transaction; and (ii) receives a written notice of non-objection from the Regional Director.

          (d) The Association shall submit a copy of the notice required in Paragraphs 6(a), 6(b), and 6(c) to the Acting Commissioner for her written notice of non-objection thereto.

7.        Restrictions on Transactions With Affiliates
          --------------------------------------------

          (a) Without first providing a minimum of 30 days advance notice of the proposed payment, and receiving a written notice of non-objection from the Regional Director with regard thereto, the Association shall not engage in any transaction with any affiliate, except for transactions: (i) that comply with all applicable statutory and regulatory requirements of Sections
               563.41 and 563.42 of the OTS Regulations, 12 C.F.R. Sections
               563.41 and 563.42; and (ii) where the consideration paid or received is less than $25,000.00 per transaction.

          (b) The Association shall submit a copy of the notice required in Paragraph 7(a) to the Acting Commissioner and receive her written notice of non-objection thereto.

8.        Third Party Contracts: TB 50 Review
          -----------------------------------

          (a) The Association shall not enter into any third party contracts outside the normal course of business pursuant to OTS Thrift Bulletin 50, dated November 19, 1991, unless it first provides a minimum of ten days advance notice of a proposed transaction; and receives a written notice of non-objection from the Regional Director.

          (b) The Association shall submit a copy of the notice required in Paragraph 8(a) to the Acting Commissioner and receive her written notice of non-objection thereto.

          Capital Distributions
          ---------------------

          The Association shall not make any capital distribution, as that term is defined in Section 563, Subpart E of the OTS Regulations, 12 C.F.R. Section 563 140 et seg., unless it first provides a minimum of 30 days advance notice of a proposed capital distribution; and receives a written notice of non-objection from the Regional Director and the Acting Commissioner.


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10.       Director Responsibility
          -----------------------

          Notwithstanding the requirements of this Agreement that the Board submit various matters to the Regional Director and the Acting Commissioner, or their respective designees, for the purpose of receiving their approval, non-objection or notice of acceptability, such regulatory oversight does not derogate or supplant each individual member's continuing fiduciary duty. The Board shall have the ultimate responsibility for overseeing the safe and sound operation of the Association at all times, including compliance with the determinations of the Regional Director and the Acting Commissioner, or their respective designees, as required by this Agreement.

11.       Compliance with Agreement
          -------------------------

          (a) The Board and officers of the Association shall take immediate action to cause the Association to comply with the terms of this Agreement, and shall take all actions necessary or appropriate thereafter to cause the Association to continue to carry out the provisions of this Agreement.

          (b) The Board, on a monthly basis, shall adopt a board resolution (Compliance Resolution) formally resolving that, following a diligent inquiry of relevant information (including reports of management), to the best of its knowledge and belief, during the immediately preceding calendar month, the Association has complied with each provision of this Agreement currently in effect, except as otherwise stated. The Compliance Resolution shall specify in detail how, if at all, full compliance was found not to exist; and identify all notices of exemption or non-objection issued by the Regional Director and the Acting Commissioner that were outstanding as of the date of its adoption.

          (c) The minutes of the meeting of the Board shall set forth the following information with respect to the adoption of each Compliance Resolution: (i) the identity of each director voting in favor of its adoption; and (ii) the identity of each director voting in opposition to its adoption or abstaining from voting thereon, setting forth each such director's reasoning for opposing or abstaining.

          (d) No later than the 25th calendar day of the month following the end of a calendar quarter, beginning with the end of the first calendar quarter following the Effective Date, the Association shall provide to the Regional Director and the Acting Commissioner a certified true copy of the Complianco Resolution[s] adopted at the Board meeting of each month in such calendar quarter. The Board, by virtue of the Association's submission of a certified true copy of each such Compliance Resolution to the Regional Director and


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               the Acting Commissioner, shall be deemed to have certified to the accuracy of the statements set forth in each Compliance Resolution, except as provided below. In the event that one or more Directors do not agree with the representations set forth in a Compliance Resolution, such disagreement shall be noted in the minutes of the Association.

12.       Definitions
          -----------

          All technical words or terms used in this Agreement for which meanings are not specified or otherwise provided by the provisions of this Agreement shall, insofar as applicable, have meanings as defined in Chapter V of Title 12 of the Code of Federal Regulations, HOLA, FDIA, OTS Memoranda, or the Louisiana Revised Statutes. Any such technical words or terms used in this Directive and undefined in said Code of Federal Regulations, HOLA, FDIA, OTS Memoranda, or the Louisiana Revised Statutes shall have meanings that are in accordance with the best custom and usage in the savings and loan industry.

13.       Successor Statutes, Regulations. Guidance, Amendments
          -----------------------------------------------------

          Reference in this Agreement to provisions of statutes, regulations, and OTS Memoranda shall be deemed to include references to all amendments to such provisions as have been made as of the Effective Date and references to successor provisions as they become applicable.

14.       Notices
          -------

          Except as otherwise provided herein, any request, demand, authorization, direction, notice, consent, waiver or other document provided or permitted by the Directive to be made upon, given or fumished to, delivered to, or filed with OTS, OFI, or the Association shall be in writing and mailed, first class or overnight courier, or means of electronic transmission, or physically delivered, and addressed as follows:

OTS: Midwest Regional Office        Association: Algiers Homestead Association
     122 W. John Carpenter Fwy.                  1 Westbank Expressway
     Suite 600                                   New Orleans, LA 70174-6308
     Irving, TX 75039                            (504) 367-8221 - Main Number
     (972) 281-2000 - Main Numbe                 (504) 367-8223 - Main Facsimile
     (972) 281-2001 - Main Facsimile


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OFI: Office of Financial Institutions
     State of Louisiana
     8660 United Plaza Blvd.
     2nd Floor
     Baton Rouge, LA 70809
     (225) 925-4660 - Main Number
     (225) 925-4548 - Main Facsimile

15.       Duration. Termination or Suspension of Agreement
          ------------------------------------------------

          (a) This Agreement shall: (i) become effective upon its execution by OTS, through its authorized representative, and the Acting Commissioner, whose signatures appear below; and (ii) remain in effect until terminated, modified or suspended in writing by OTS, acting through its Director or the Regional Director (including any authorized designee thereof).

          (b) The Regional Director in his or her sole discretion, may, by written notice, suspend any or all provisions of this Agreement.

16.       Time Limits
          -----------

          Time limitations for compliance with the terms of this Agreement run from the Effective Date, unless otherwise noted.

17.       Effect of Headings
          ------------------

          The Section headings herein are for convenience only and shall not affect the construction hereof.

18.       Separability Clause
          -------------------

          In case any provision in this Agreement is ruled to be invalid, illegal or unenforceable by the decision of any Court of competent jurisdiction, the validity, legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby, unless the Regional Director in his/her sole discretion determines otherwise.

19.       No Violations of Law, Rule, Regulation or Policy Statement Authorized:
          ----------------------------------------------------------------------
OTS Not Restricted
------------------

          Nothing in this Agreement shall be construed as: (i) allowing the Association to violate any law, rule, regulation, or policy statement to which it is subject; or (ii) restricting OTS or OFI from taking such action(s) that are appropriate in fulfilling the responsibilities placed upon it by law, including, without limitation, any type of



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supervisory, enforcement or resolution action that OTS or OFI determines to be appropriate.

20.       Successors in Interest/Benefit
          ------------------------------

          The terms and provisions of this Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their successors in interest. Nothing in this Agreement, express or implied, shall give to any person or entity, other than the parties hereto and the FDIC and their successors hereunder, any benefit or any legal or equitable right, remedy or claim under this Agreement.

21.       Signature of Directors
          ----------------------

          Each Director signing this Agreement attests, by such act, that she or he, as the case may be, voted in favor of the resolution, in the form attached to this Agreement, authorizing the execution of this Agreement by the Association.

22.       Integration Clause: Impact On Other Enforcement Documents
          ---------------------------------------------------------

          This Agreement represents the final written agreement of the parties with respect to the subject matter hereof and constitutes the sole agreement of the parties as of the Effective Date, with respect to such subject matter.

23.       Enforceability of Agreement
          ---------------------------

          The Association represents and warrants that this Agreement has been duly authorized, executed, and delivered, and constitutes, in accordance with its terms, a valid and binding obligation of the Association. The Association acknowledges that this Agreement is a "written agreement" entered into with OTS within the meaning of Section 8 of the FDIA, 12 U.S.C. Section 1818, and with the Acting Commissioner as authorized by Louisiana Revised Statute 6:121.1(B).



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          IN WITNESS WHEREOF, OTS, acting by and through the Regional Director,
OFI, acting by and through the Acting Commissioner, and the Association, in accordance with a duly adopted resolution of its Board (copy attached hereto), hereby execute this Agreement as of the Effective Date.


OFFICE OF THRIFT SUPERVISION                        INSTITUTIONS

By:                                                 By:

   /S/ SIGNED                                          /S/
---------------------                               ------------------------
Frederick R. Casteel                                Doris B. Gunn
Midwest Regional Director                           Acting Commissioner

ALGIERS HOMESTEAD ASSOCIATION


By:
    /S/SIGNED                                      /S/  SIGNED
---------------------                              -------------------------
Hugh E. Humphrey, Jr.                              Francis M. Minor
President and Chief Executive Office               Acting President & CEO



LOUISIANA OFFICE OF FINANCIAL INSTITUTIONS





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                          DIRECTORS OF THE ASSOCIATION







   /S/     SIGNED                                       /S/   SIGNED
------------------------------                      ------------------------
Hugh E. Humphrey, III                                Thomas L. Arnold
Director                                             Director



   /S/     SIGNED                                       /S/   SIGNED
------------------------------                      ------------------------
Thu Dang                                             John Gary
Director                                             Director